UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2021

Commission file number 000-21513

DXP Enterprises, Inc.

(Exact name of registrant as specified in its charter)

Texas	76-0509661
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

5301 Hollister, Houston, Texas 77040	(713) 996-4700
(Address of principal executive offices)	Registrant’s telephone number, including area code.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Common Stock par value $0.01	DXPE	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02	Non-Reliance on Previously Issues Financial Statements or a Related Audit Report or Completed Interim Review.

On October 1, 2021, the management and the Audit Committee of the Board of Directors (the “Audit Committee”) of DXP Enterprises, Inc. (the “Company”), after consultation with Moss Adams LLP, the Company’s independent registered public accounting firm, concluded that the Company’s previously issued audited consolidated financial statements as of and for the years ended December 31, 2020, 2019 and 2018, as included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2021 (the “Original Form 10-K”), and its unaudited condensed consolidated financial statements for the quarter ended March 31, 2021, as included in the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 10, 2021 (the “Original Form 10-Q”, and, together with the Original Form 10-K, collectively, the “Non-Reliance Financial Statements”) require restatement to correct for the impact of aged un-vouchered purchase orders included in trade accounts payable and other immaterial prior-period items. Given this need for restatement, the Non-Reliance Financial Statements should no longer be relied upon.

Additionally, as previously reported in the Company’s Form 8-K filed with the SEC on September 9, 2021, the management and the Audit Committee also concurred, that a material weakness in internal control over financial reporting existed as of December 31, 2020, and consequently that the Company’s disclosure controls and procedures as of December 31, 2020 were not effective. As such, the management and the Audit Committee, after consultation with Moss Adams LLP, concluded that the Company’s previous evaluation of its disclosure controls and procedures as of December 31, 2020, and the report of Moss Adams LLP dated March 18, 2021, should no longer be relied upon. The Company is remediating controls around its aged unvouchered purchase order accounting process. These controls will be tested for effectiveness in future periods.

The Company is working to promptly amend its Original Form 10-K and the Original Form 10-Q to restate the Non-Reliance Financial Statements, restate the evaluation of disclosure controls and procedures, and restate related disclosures in the Management’s Discussion and Analysis of Financial Condition and Results of Operations, as required. The Company intends to file the Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 as promptly as possible.

The Company’s management and the Audit Committee have discussed these matters with Moss Adams LLP, the Company’s independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DXP ENTERPRISES, INC.

October 7, 2021	By:	/s/ Kent Yee
Kent Yee
Senior Vice President/Finance and Chief Financial Officer

	By:	/s/ Gene Padgett
Gene Padgett
Senior Vice President/Chief Accounting Officer